                                                                                                          Exhibit M-3

Market Shares for Electric Companies in the United States: Sorted by Electric Customers
Data Current as of December 31, 1998*

                                                                                                                     Share of
 Rank                                        Company                                                  Customers        Total
-----------------------------------------------------------------------------------------------------------------------------
    1  FPL Group, Inc. and Entergy (Pro forma post-merger)                                            6,162,437         6.86%
-----------------------------------------------------------------------------------------------------------------------------
    2  Consolidated Edison, Inc. and Northeast Utilities (Pro forma post-merger)                      4,960,442         5.52%
-----------------------------------------------------------------------------------------------------------------------------
    3  PECO/Unicom Corporation (Pro forma post-merger)                                                4,932,508         5.49%
-----------------------------------------------------------------------------------------------------------------------------
    4  AEP (Pro forma post-merger with CSW)                                                           4,734,648         5.27%
-----------------------------------------------------------------------------------------------------------------------------
    5  PG&E Corporation                                                                               4,536,341         5.05%
-----------------------------------------------------------------------------------------------------------------------------
    6  Edison International                                                                           4,284,029         4.77%
-----------------------------------------------------------------------------------------------------------------------------
    7  FirstEnergy Corp./GPU, Inc.(Pro forma post-merger)                                             4,192,618         4.67%
-----------------------------------------------------------------------------------------------------------------------------
    8  Southern Company                                                                               3,761,136         4.19%
-----------------------------------------------------------------------------------------------------------------------------
    9  National Grid/Niagara Mohawk Holdings, Inc. (Pro forma post-merger)                            3,163,421         3.52%
-----------------------------------------------------------------------------------------------------------------------------
   10  Xcel Energy (Pro forma post-merger of NSP and NCE)                                             3,092,273         3.44%
-----------------------------------------------------------------------------------------------------------------------------
   11  Texas Utilities Company                                                                        2,516,927         2.80%
-----------------------------------------------------------------------------------------------------------------------------
   12  Florida Progress Corporation and Carolina Power & Light Company(Pro forma post-merger)         2,509,438         2.79%
-----------------------------------------------------------------------------------------------------------------------------
   13  DTE Energy Company                                                                             2,061,679         2.30%
-----------------------------------------------------------------------------------------------------------------------------
   14  Dominion Resources, Inc.                                                                       2,009,391         2.24%
-----------------------------------------------------------------------------------------------------------------------------
   15  Duke Energy Corporation                                                                        1,968,249         2.19%
-----------------------------------------------------------------------------------------------------------------------------
   16  Public Service Enterprise Group Inc                                                            1,910,971         2.13%
-----------------------------------------------------------------------------------------------------------------------------
   17  CMS Energy Corporation                                                                         1,627,808         1.81%
-----------------------------------------------------------------------------------------------------------------------------
   18  Reliant Energy, Incorporated                                                                   1,596,361         1.78%
-----------------------------------------------------------------------------------------------------------------------------
   19  Ameren Corporation                                                                             1,506,500         1.68%
-----------------------------------------------------------------------------------------------------------------------------
   20  CINergy Corp.                                                                                  1,424,118         1.59%
-----------------------------------------------------------------------------------------------------------------------------
   21  Allegheny Energy, Inc.                                                                         1,409,753         1.57%
-----------------------------------------------------------------------------------------------------------------------------
   22  Energy East Corp (Pro forma post-merger NYSEG and CMP)                                         1,342,617         1.49%
-----------------------------------------------------------------------------------------------------------------------------
   23  PPL Corporation                                                                                1,250,246         1.39%
-----------------------------------------------------------------------------------------------------------------------------
   24  Sempra Energy                                                                                  1,189,555         1.32%
-----------------------------------------------------------------------------------------------------------------------------
   25  lllinova/Dynegy Inc.(Pro forma post-merger)                                                    1,135,436         1.26%
-----------------------------------------------------------------------------------------------------------------------------
   26  Constellation Energy Group, Inc.                                                               1,116,652         1.24%
-----------------------------------------------------------------------------------------------------------------------------
   27  NSTAR                                                                                          1,039,987         1.16%
-----------------------------------------------------------------------------------------------------------------------------
   28  Wisconsin Energy Corporation                                                                   1,005,173         1.12%
-----------------------------------------------------------------------------------------------------------------------------
   29  Conectiv                                                                                         938,659         1.04%
-----------------------------------------------------------------------------------------------------------------------------
   30  Alliant Energy Corporation                                                                       901,825         1.00%
-----------------------------------------------------------------------------------------------------------------------------
   31  Puget Sound Energy, Inc.                                                                         881,843         0.98%
-----------------------------------------------------------------------------------------------------------------------------
   32  LG&E Energy Corp.                                                                                831,841         0.93%
-----------------------------------------------------------------------------------------------------------------------------
   33  Sierra Pacific Resources                                                                         825,377         0.92%
-----------------------------------------------------------------------------------------------------------------------------
   34  Pinnacle West Capital Corporation                                                                777,674         0.87%
-----------------------------------------------------------------------------------------------------------------------------
   35  OGE Energy Corp.                                                                                 693,710         0.77%
-----------------------------------------------------------------------------------------------------------------------------
   36  Potomac Electric Power Company                                                                   690,160         0.77%
-----------------------------------------------------------------------------------------------------------------------------
   37  MidAmerican Energy Hldgs-CalEnergy                                                               650,586         0.72%
-----------------------------------------------------------------------------------------------------------------------------
   38  Western Resources, Inc.                                                                          620,306         0.69%
-----------------------------------------------------------------------------------------------------------------------------
   39  DQE                                                                                              581,205         0.65%
-----------------------------------------------------------------------------------------------------------------------------
   40  UtiliCorp United Inc, Empire District Electric Co. and St. Joseph Light & Power Company (Pro     575,751         0.64%
       forma post-merger)
-----------------------------------------------------------------------------------------------------------------------------
   41  TECO Energy, Inc.                                                                                530,252         0.59%
-----------------------------------------------------------------------------------------------------------------------------
   42  SCANA Corporation                                                                                510,499         0.57%
-----------------------------------------------------------------------------------------------------------------------------
   43  DPL Inc.                                                                                         487,603         0.54%
-----------------------------------------------------------------------------------------------------------------------------
   44  Kansas City Power & Light Company                                                                447,934         0.50%
-----------------------------------------------------------------------------------------------------------------------------
   45  WPS Resources Corporation                                                                        439,957         0.49%
-----------------------------------------------------------------------------------------------------------------------------
   46  IPALCO Enterprises, Inc.                                                                         423,409         0.47%
-----------------------------------------------------------------------------------------------------------------------------
   47  NiSource Inc.                                                                                    418,387         0.47%
-----------------------------------------------------------------------------------------------------------------------------
   48  IDACORP, Inc.                                                                                    367,597         0.41%
-----------------------------------------------------------------------------------------------------------------------------
   49  Public Service Company - New Mexico                                                              353,653         0.39%
-----------------------------------------------------------------------------------------------------------------------------
   50  RGS Energy Group, Inc.                                                                           344,367         0.38%
-----------------------------------------------------------------------------------------------------------------------------
   51  Hawaiian Electric Industries, Inc.                                                               327,186         0.36%
-----------------------------------------------------------------------------------------------------------------------------
   52  UniSource Energy Corporation                                                                     320,776         0.36%
-----------------------------------------------------------------------------------------------------------------------------
   53  United Illuminating Company                                                                      313,991         0.35%
-----------------------------------------------------------------------------------------------------------------------------
   54  Avista Corporation                                                                               301,980         0.34%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   55  El Paso Electric Company                                                                   287,918         0.32%
-----------------------------------------------------------------------------------------------------------------------------
   56  Montana Power Company                                                                      283,834         0.32%
-----------------------------------------------------------------------------------------------------------------------------
   57  CH Energy Group, Inc.                                                                      268,502         0.30%
-----------------------------------------------------------------------------------------------------------------------------
   58  Cleco Corporation                                                                          245,176         0.27%
-----------------------------------------------------------------------------------------------------------------------------
   59  TNP Enterprises, Inc.                                                                      226,302         0.25%
-----------------------------------------------------------------------------------------------------------------------------
   60  CILCORP Inc.                                                                               195,244         0.22%
-----------------------------------------------------------------------------------------------------------------------------
   61  Central Vermont Public Service Corp                                                        140,293         0.16%
-----------------------------------------------------------------------------------------------------------------------------
   62  Minnesota Power, Inc.                                                                      138,920         0.15%
-----------------------------------------------------------------------------------------------------------------------------
   63  Otter Tail Power Company                                                                   125,462         0.14%
-----------------------------------------------------------------------------------------------------------------------------
   64  SIGCORP, Inc.                                                                              123,350         0.14%
-----------------------------------------------------------------------------------------------------------------------------
   65  Madison Gas and Electric Company                                                           123,270         0.14%
-----------------------------------------------------------------------------------------------------------------------------
   66  Bangor Hydro-Electric Company                                                              120,561         0.13%
-----------------------------------------------------------------------------------------------------------------------------
   67  MDU Resources Group, Inc.                                                                  114,111         0.13%
-----------------------------------------------------------------------------------------------------------------------------
   68  Citizens Utilities Company                                                                 112,885         0.13%
-----------------------------------------------------------------------------------------------------------------------------
   69  Unitil Corporation                                                                          95,552         0.11%
-----------------------------------------------------------------------------------------------------------------------------
   70  Green Mountain Power Corporation                                                            83,564         0.09%
-----------------------------------------------------------------------------------------------------------------------------
   71  Black Hills Corporation                                                                     56,671         0.06%
-----------------------------------------------------------------------------------------------------------------------------
   72  Northwestern Corporation                                                                    55,965         0.06%
-----------------------------------------------------------------------------------------------------------------------------
   73  Maine Public Service Company                                                                35,381         0.04%
-----------------------------------------------------------------------------------------------------------------------------
   74  KeySpan Corporation                                                                              1         0.00%
-----------------------------------------------------------------------------------------------------------------------------
       Total                                                                                   89,830,204        100.0%
-----------------------------------------------------------------------------------------------------------------------------

* 1998 data does not reflect changed circumstances occurring since December 31, 1998.

Data Source: Exelon utilizes data first submitted by American Electric Power Company, Inc., and Central and Southwest Corporation in their Amendment No. 5 to their Form U-1, filed on May 24, 2000, and later submitted by New Century Energies, Inc., and Northern States Power Company in their Amendment No. 3 their Form U-1, filed on August 3, 2000. The information was developed for AEP and CSW by Navigant Consulting, Inc., using Form 10-K filings and FERC Form 1 filings.